AMENDMENT NO. 4 TO REDUCING REVOLVING LOAN AGREEMENT

               This Amendment No.  4 to Reducing  Revolving Loan  Agreement
          (this "Amendment") dated as of September 5, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as as of May 25, 1994 among Mirage Resorts, Incorporated, a
          Nevada   corporation  ("Parent"),  THE   MIRAGE CASINO-HOTEL,   a
          Nevada corporation ("Company"), Treasure Island Corp., a Nevada corporation ("TI"), Bellagio, a Nevada corporation formerly known as "Beau Rivage" and "MR Realty" ("MRR"), MH, INC., a Nevada corporation ("MHI" and collectively with Parent, Company, TI and MRR, the "Borrowers"), the Banks party thereto, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, Societe Generale, Credit Lyonnais Los Angeles Branch and Credit Lyonnais Cayman Island Branch, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Co-Agent, as heretofore amended (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

               Borrowers and the Administrative Co-Agent, acting with the consent of the Banks required under Section 11.2 of the Loan Agreement, agree as follows:

               1. AMENDMENT TO SECTION 1.1 - NEW DEFINITION. Section 1.1 of the Loan Agreement is amended to add the following definition:

                    "'Nonactive Letter of Credit' means, as of any date  of
               determination, the Letter of Credit described in Section 6.18(m) if at that date the beneficiary may not draw thereunder because a condition precedent to such draw which requires the approval of the Requisite Banks has not then been satisfied."

               2.   AMENDMENT  TO SECTION 1.1 - REVISED DEFINITION. Section
               1.1  of  the  Loan  Agreement  is  amended  to  revise   the
               definition of "Funded Debt" to read as follows:

                    "'Funded Debt' means, as of any date of  determination,
               without duplication, the sum of (a) the principal Indebtedness of Borrowers and the Restricted Subsidiaries for borrowed money (including debt securities issued by Borrowers or any of the Restricted Subsidiaries) on that date, plus (b) the aggregate amount of all Capital Lease Obligations of Borrowers and the Restricted Subsidiaries on that date, plus (c) all Letters of Credit (other than the Nonactive Letter of Credit) outstanding on that date."

               3.   AMENDMENT TO  SECTION 3.4.   Section  3.4 of  the  Loan
               Agreement is amended to revise clause (b) of the first sentence thereof to read as follows:

                    "(b) the Aggregate  Effective  Amount  of  all  Standby
               Letters of Credit (other than the Nonactive Letter of Credit) outstanding,"

                                    EXHIBIT 10.3

               4.   AMENDMENT TO  SECTION 3.5.   Section  3.5 of  the  Loan
               Agreement is amended to revise clause (b) thereof to read as follows:

                    "(b) concurrently with  the  issuance of  each  Standby
               Letter of Credit, to the Administrative Co Agent, for the ratable account of the Banks in accordance with their Pro Rata Share of the Commitment, a standby letter of credit fee in an amount equal to (i) in the case of a Letter of Credit other than the Nonactive Letter of Credit, the Applicable Letter of Credit Fee times the face amount of such Letter of Credit through the termination or expiration of such Letter of Credit and (ii) in the case of the Nonactive Letter of Credit, .1375% (13.75 basis points) times the face amount of the Nonactive Letter of Credit through the termination or expiration of the Nonactive Letter of Credit (or Borrower's best estimate of the date upon which the conditions precedent therein set forth will be satisfied; provided, however, that upon satisfaction of all conditions precedent for which the approval of the Requisite Banks is required, a further letter of credit fee calculated under clause (i) shall be due)."

               5.   CONDITIONS  PRECEDENT.    The  effectiveness  of   this
               Amendment shall be conditioned upon the fulfillment of each of the following conditions precedent:

                    The  Administrative Co-Agent shall have received all of
               the following, each properly executed by a Responsible Official of each party thereto, each dated as of the date hereof:

                    (1)  Counterparts of  this  Amendment   executed by all
                    parties hereto;

                    (2) Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                    (3) Written consent of all of the Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

               6. REPRESENTATION AND WARRANTY. Borrowers represent and warrant to the Administrative Co-Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

               7. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF, Borrowers, the Administrative Co-Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.


          MIRAGE RESORTS, INCORPORATED


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Chief Financial Officer

          THE MIRAGE CASINO-HOTEL


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Assistant Treasurer


          TREASURE ISLAND CORP.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          BELLAGIO (formerly, Beau Rivage
           and MR Realty)


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Assistant Treasurer


          MH, INC.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          GNLV, CORP.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer

          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
           ASSOCIATION, as Administrative Co-Agent


          By:  PEGGY A. FUJIMOTO
               __________________________________________
               Peggy A. Fujimoto
               Vice President

                                       -3-